NATIONWIDE MUTUAL FUNDS
Nationwide HighMark National Intermediate Tax Free Bond Fund

Supplement dated November 9, 2017
to the Summary Prospectus dated February 28, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
Effective on or about November 13, 2017 (the "Effective Date"), HighMark Capital Management, Inc. ("HighMark") will no longer serve as subadviser to the Fund.  Accordingly, all references to HighMark in the Summary Prospectus are deleted in their entirety.

2.
At a Special Meeting of the Board of Trustees (the "Board") of Nationwide Mutual Funds (the "Trust") held on November 8, 2017, the Board approved the appointment of Massachusetts Financial Services Company, D/B/A MFS Investment Management ("MFS") as the new subadviser to the Fund.  This change is anticipated to be implemented on or about the Effective Date.

3.	As of the Effective Date, the Summary Prospectus is amended as follows:

a.
The Nationwide HighMark National Intermediate Tax Free Bond Fund is renamed the "Nationwide National Intermediate Tax Free Bond Fund." All references to the Fund in the Summary Prospectus are updated accordingly.

b.	The information under the heading "Principal Investment Strategies" on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund invests primarily in investment grade (i.e., rated in the four highest rating categories of nationally recognized statistical ratings organizations or, if unrated, determined by the subadviser to be of comparable quality) municipal bonds and notes of states, territories and possessions of the United States that are exempt from federal income tax.  The Fund may invest up to 20% of its net assets, at the time of purchase, in high-yield bonds, which are lower-rated or non-investment grade, and often are referred to as "junk bonds."

Under normal market conditions, the Fund will invest at least 80% of its net assets in bonds (or fixed-income securities) the income from which is exempt from federal income tax. This policy is fundamental and will not be changed without shareholder approval.

Under normal market conditions, the Fund will invest at least 65% of its net assets in municipal securities. This policy is non-fundamental and may be changed without shareholder approval.

The Fund's subadviser may invest a significant percentage of the Fund's assets in issuers in a single state, territory, or possession, or a small number of states, territories, or possessions.

Under certain conditions, such as when the subadviser believes that there is a temporary lack of bonds available that are exempt from federal taxes and that fit within the Fund's investment restrictions, the Fund may, for temporary defensive purposes, invest more than 20% of its net assets in bonds not exempt from federal income taxes, which would make it more difficult for the Fund to achieve its goal of providing high current income that is exempt from federal income tax. Investors who may be subject to the alternative minimum tax ("AMT") should note that the subadviser will invest at least 80% of the Fund's net assets in bonds that pay interest exempt from the AMT under normal market conditions.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

The subadviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers, in light of issuers' financial condition and market, economic, political and regulatory conditions.  Factors considered may include the instrument's credit quality and terms, any underlying assets and their credit quality, and the issuer's management ability, capital structure, leverage and ability to meet its current obligations. The subadviser may also consider quantitative (i.e., mathematical and/or statistical) models that systematically evaluate the structure of debt instruments and their features.  In constructing the Fund's overall portfolio, the subadviser may also consider top-down factors, including sector allocations, yield curve positioning, duration, macroeconomic factors and risk management factors.
c.	The information under the heading "Principal Risks" on page 2 of the Summary Prospectus is modified to include the following:

Geographic Focus Risk - The Fund's performance will be closely tied to the issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions in the states, territories, and possessions of the United States in which the Fund's assets are invested. If the Fund's subadviser invests a significant percentage of the Fund's assets in a single state, territory, or possession, or a small number of states, territories, or possessions, these conditions will have a significant impact on the Fund's performance and the Fund's performance may be more volatile than the performance of more geographically-diversified funds.

High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.

d.	The information under the heading "Portfolio Management – Subadviser" on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Massachusetts Financial Services Company, D/B/A MFS Investment Management ("MFS")

e.	The table under the heading "Portfolio Management – Portfolio Managers" on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Geoffrey L. Schechter, CFA, CPA	Investment Officer and Portfolio Manager	Since 2017
Jason R. Kosty	Investment Officer and Portfolio Manager	Since 2017

4.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager of Managers Exemptive Order, with more detailed information about MFS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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